Taxation	6 Months Ended
Jun. 30, 2021
Disclosure of income tax [text block] [Abstract]
Taxation
5.	Taxation

The Group calculates the period income tax expense using the tax rate that would be applicable to the expected total annual earnings. The major components of income tax expense in the interim condensed consolidated statement of profit or loss are:

	June 30 2021 £’000	June 30 2020 £’000

Current income tax expense	(24)	-
Deferred tax credit relating to origination and reversal of temporary differences	7,350	-

Income tax credit recognised in statement of profit or loss	7,326	-

A deferred tax liability arises due to a purchase price adjustment on the acquisition of subsidiaries where the fair value of intangible assets exceeded the tax basis in the subsidiaries. A deferred tax asset on losses is only recognised to the extent that it reduces the deferred tax liability arising to nil due to uncertainty of recoverability.